UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 3, 2005

                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                     1-6140                                71-0388071
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            (Commission File Number)                  (I.R.S. Employer
                                                     Identification No.)

               1600 Cantrell Road
              Little Rock, Arkansas                         72201
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  -------------------------------------------

On June 3, 2005, the Company issued a press release announcing the amendment and extension of its revolving credit facility with JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders. The amount of the facility was increased from $1.0 billion to $1.2 billion and the term was extended two years. The facility will now expire on December 12, 2010.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

          10 Second Amendment to Amended and Restated Credit Agreement between Dillard's, Inc. and JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders.

          99   Press release dated June 3, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DILLARD'S, INC.



DATED: June 3, 2005           By:      James I. Freeman
       ------------                    ----------------
                              Name:    James I. Freeman.
                              Title:   Senior Vice President & Chief Financial
                                       Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

     10 Second Amendment to Amended and Restated Credit Agreement between Dillard's, Inc. and JPMorgan Chase Bank, N.A. as agent for a syndicate of lenders.

     99   Press release dated June 3, 2005.